SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14a
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO    )

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Speedemissions, Inc.

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SPEEDEMISSIONS, INC.
1015 Tyrone Road, Suite 220
Tyrone, Georgia 30290
(770) 306-7667

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held June 17, 2013

To our Shareholders:

The Annual Meeting of Shareholders of Speedemissions, Inc. (“Speedemissions”) will be held at 10:00 a.m., local time, on Monday, June 17, 2013, at the headquarters of Speedemissions located at 1015 Tyrone Road, Suite 220, Tyrone, Georgia 30290, for the following purposes:

(1)	To elect three members to the Board of Directors of Speedemissions to serve until the 2014 annual meeting and until their successors are elected and qualified;

(2)	To approve the compensation of our named executive officer as disclosed in the accompanying proxy statement (this is a non-binding, advisory vote) (“Say-on-Pay”);

(3)	To approve a non-binding resolution to determine whether shareholders should vote on Say-on-Pay proposals every one, two, or three years (“Say-on-Frequency”);

(4)	To ratify the appointment of Habif, Arogeti & Wynne, LLP as independent auditors of Speedemissions for the fiscal year ending December 31, 2013; and

(5)	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

The Board of Directors has set May 10, 2013, as the record date for the annual meeting. You will only be entitled to notice of, and to vote at, the annual meeting if you are a holder of record of shares of Speedemissions’ common stock or Series A Convertible Preferred Stock at the close of business on the record date. The stock transfer books will not be closed.

We may adjourn the annual meeting without notice other than announcement at the meeting or adjournments thereof, and any business for which notice is hereby given may be transacted at any such adjournment.

Whether or not you expect to attend the meeting, please vote by proxy pursuant to the instructions set forth herein as promptly as possible in order to ensure your representation at the meeting.  Even if you have voted by proxy, you may still revoke your proxy and by voting in person if you attend the meeting.  In any event, a proxy may be revoked by a record holder at any time before it is exercised.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By order of the Board of Directors,

Richard A. Parlontieri, President/CEO
May 6, 2013
Tyrone, Georgia

SPEEDEMISSIONS, INC.
1015 TYRONE ROAD, SUITE 220
TYRONE, GEORGIA 30290
(770) 306-7667

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PROXY STATEMENT

Annual Meeting of Shareholders
to be held June 17, 2013

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INTRODUCTION

We are furnishing this proxy statement and proxy card to the shareholders of Speedemissions, Inc., which we sometimes refer to as “Speedemissions” or the “Company”, on behalf of Speedemissions’ Board of Directors on or about May 6, 2013. Our Board of Directors is soliciting your proxy to vote your shares at the annual meeting of Speedemissions’ shareholders to be held at 10:00 a.m., local time, on Monday, June 17, 2013, at the headquarters of Speedemissions located at 1015 Tyrone Road, Suite 220, Tyrone, Georgia 30290, or at any adjournment or postponement thereof.

At the annual meeting, the shareholders will be asked to:

(1)	elect three members to the Board of Directors of Speedemissions to serve until the 2014 annual meeting and until their successors are elected and qualified;

(2)	approve the compensation of our named executive officer as disclosed in the accompanying proxy statement (this is a non-binding, advisory vote) (“Say-on-Pay”);

(3)	approve a non-binding resolution to determine whether shareholders should vote on Say-on-Pay proposals every one, two, or three years (“Say-on-Frequency”);

(4)	ratify the appointment of Habif, Arogeti & Wynne, LLP as independent auditors of Speedemissions for the fiscal year ending December 31, 2013; and

(5)	transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The Board of Directors has set May 10, 2013 as the record date for the annual meeting. You will only be entitled to notice of and to vote at the annual meeting if you own shares of common stock, par value $0.001 per share, or Series A Convertible Preferred Stock, par value $0.001 per share, as of the close of business on the record date. At the close of business on the record date, there were 34,688,166 outstanding shares of our common stock and 5,133 outstanding shares of our Series A Convertible Preferred Stock. If you own shares of our common stock, you are entitled to one vote for each share in person or by proxy on all matters properly to come before the annual meeting for each share of our common stock that you own on the record date. If you own shares of our Series A Convertible Preferred Stock, you are entitled to 833.33 votes for each share in person or by proxy on all matters properly to come before the annual meeting for each share of our Series A Convertible Preferred Stock that you own on the record date.

Important Notice of Internet Availability

The materials for Speedemissions’ 2013 annual meeting of shareholders are available on the internet, which includes the 2012 Annual Report on Form 10-K and this proxy statement. Our proxy statement and proxy card for the 2013 annual meeting and our 2012 Annual Report on Form 10-K are available on our website at www.speedemissions.com until at least June 14, 2013. Our Annual Report on Form 10-K and other materials on our website are not proxy soliciting materials.

Voting Instructions

If you are a record owner of our common stock or Series A Convertible Preferred Stock and you timely submit your proxy in the proper form, your shares will be voted according to your instructions. You may give instructions to grant authority to vote for or against, or abstain from voting for the election of all the Board of Directors’ nominees or any individual nominee; to vote for or against, or abstain from voting upon, the Say-on-Pay proposal (which will be a non-binding, advisory vote) and the proposal to ratify the appointment of Habif, Arogeti & Wynne, LLP as our independent auditors for the fiscal year ending December 31, 2013; and to vote for the Say-on-Pay vote to be held every year, every two years, or every three years, or abstain from voting on the Say-on-Frequency proposal. If you sign, date, and return the proxy card without specifying how you wish to cast your vote, your shares will be voted according to the recommendations of the Board of Directors, as indicated in this proxy statement. Please mark, sign, and date the proxy card included with the proxy materials and return it in the enclosed envelope in time to be received by the date of the annual meeting.  If you receive more than one proxy card (which means you have shares in more than one account), you must mark, sign, date each proxy card.

If you hold shares in “street name” (that is, through a bank, broker or other nominee), you are considered the beneficial owner of shares held in street name, and these materials are being forwarded to you by your bank, broker or other nominee, which is considered the shareholder of record with respect to those shares.  As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote and are also invited to attend the annual meeting.  However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the shareholder of record giving you the right to vote the shares.  Your bank, broker or other nominee has enclosed or provided a voting instruction card for you to use to direct your bank, broker or other nominee how to vote these shares.

If you hold your shares in street name, it is critical that you cast your vote.  In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank, broker or other nominee was allowed to vote those shares on your behalf as they felt appropriate.  However, new regulations now prohibit your broker from voting uninstructed shares on a discretionary basis for the election of directors.  Thus, if you hold your shares in street name and you do not instruct your broker how to vote at the meeting, no votes will be cast on your behalf for the proposal to elect three directors to the Board of Directors of Speedemissions to serve until the 2014 annual meeting and until their successors are elected and qualified.

By voting your proxy by mail, you will authorize the Board to vote your shares represented by that proxy as you direct and as they determine on any matters that we are not currently aware of but that may be presented properly at the meeting.  If you sign and return the proxy card but do not give instructions, the shares represented by that proxy will be voted FOR the election of each director nominee nominated by the Board of Directors, FOR the approval of the compensation of our named executive officer as disclosed in this proxy statement (this is a non-binding, advisory vote), FOR the non-binding resolution to approve the frequency of future executive compensation votes to be every three years, and FOR the ratification of the appointment of Habif, Arogeti & Wynne, LLP as independent auditors for the year ending December 31, 2013.

You may revoke your proxy and change your vote at any time before the polls close at the annual meeting.  If you are the record holder of the shares, you may do this by voting subsequently by proxy card, by sending a written notice of revocation to the Secretary of Speedemissions, Larry C. Cobb, or by voting in person at the annual meeting. The mailing address of Speedemissions is 1015 Tyrone Road, Suite 220, Tyrone, Georgia 30290.  If your shares are held in street name, you may change your vote by submitting new voting instructions to your bank, broker or other nominee or, if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares, you may change your vote by attending the meeting and voting in person.

As a matter of policy, Speedemissions believes your vote should be private except in contested elections.  Therefore, we use an independent third party to receive, inspect, count, and tabulate proxies.

Quorum and Voting Requirements

Quorum

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at a meeting will constitute a quorum to conduct business at the annual meeting. Proxies received but marked as abstentions and “broker non-votes” (which generally occur when a registered bank, broker or other nominee in “street name” indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter) will be included in the calculation of the number of shares considered to be present at the meeting.

Voting Requirements

The vote required to approve the above proposals is the affirmative vote of the holders of a majority of Speedemissions’ shares required to constitute a quorum.  Each holder of common stock is entitled to one vote for each share held.  Each holder of Series A Convertible Preferred Stock is entitled to 833.33 votes for each share held, representing a total of 4,277,500 votes. All outstanding shares are fully paid and non-assessable. The transfer agent for the common stock is Interwest Transfer Company, 1981 – 4800 South, Suite 100, Salt Lake City, Utah 84117, telephone (801) 272-9294.

Expenses of Solicitation

Speedemissions will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the annual meeting. Solicitation may be made by certain of our directors, officers or employees telephonically, electronically or by other means of communication and they will receive no additional compensation for such solicitation. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

Availability of Certain Documents

Upon written or oral request by any shareholder to the address listed below, we will deliver a copy of our Annual Report on Form 10-K for the year ended December 31, 2012.  In addition, upon written or oral request, we will also promptly deliver a copy of this proxy statement to our shareholders at a shared address to which a single copy of the document was delivered.  Further inquiries regarding the Annual Report or the proxy statement should be directed to Richard A. Parlontieri, Chief Executive Officer, at 1015 Tyrone Road, Suite 220, Tyrone, Georgia 30290, telephone (770) 306-7667. Our 2012 Annual Report on Form 10-K is not a proxy soliciting material. The above items and other filings with the Securities and Exchange Commission (the "SEC") are also available to the public on the SEC's website on the Internet at www.sec.gov.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Bylaws provide that our Board of Directors is comprised of at least one and not more than seven directors until changed by a duly adopted amendment to our Articles of Incorporation or by an amendment to the Bylaws, adopted by the vote or written consent of a majority of our shareholders entitled to vote. Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders of Speedemissions or residents of the State of Florida. The majority of the remaining directors, though less than a quorum, or a sole remaining director, may appoint directors to fill any vacancies on the board of directors resulting from the death, resignation or removal of a director. A director appointed by the directors to fill a vacancy on the board of directors holds office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

     Shareholders will elect three nominees as directors at the annual meeting to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.  The directors will be elected by the affirmative vote of the holders of a majority of Speedemissions’shares required to constitute a quorum.  If you submit a proxy but do not specify how you would like to be voted, the shares represented by the proxy will be voted FOR the election of each director nominee.  Although the Board of Directors of Speedemissions expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the shareholders meeting, a replacement will be appointed by a majority of the then-existing Board of Directors. The Board of Directors has no reason to believe that any of its nominees, if elected, will be unavailable to serve. Each nominee has signed a written consent to serve as a director of Speedemissions.

Nominees For Election As Director

Richard A. Parlontieri (Age 67) has served on our Board of Directors and as our president and chief executive officer since June 2003. From 1997 to December 2000, he was the chief executive officer of ebank.com, Inc. (“ebank”), a publicly held bank holding company headquartered in Atlanta. ebank, which began as a traditional bank designed to deliver banking services in a non-traditional way, was an internet bank that provided banking services focusing on small business owners. Prior to starting ebank, Mr. Parlontieri was president and chief executive officer of Habersham Resource Management, Inc., a consulting firm with over 16 years experience in the financial services, mortgage banking, real estate, home health care and capital goods industries. While at Habersham, Mr. Parlontieri co-founded and organized banks (including Fayette County Bank which was sold to Regions Financial Corporation) and completed strategic acquisitions or divestitures for banks, mortgage companies and real estate projects.

Mr. Parlontieri currently serves on the Industry Advisory Board for Georgia’s Vehicle Emission Inspection and Maintenance Program and on the Board of Georgia Emissions Testing Association (GETA).  Mr. Parlontieri is also actively involved with the Emission Industry Advisory Boards in Texas and Utah.  In addition, he has been a speaker on the vehicle emissions industry at both the National Clean Air Conference and the Inspection/Maintenance (I/M) Solutions Conference over the past several years.

Bradley A. Thompson (Age 48) has served on our Board of Directors since August 2003. Mr. Thompson is currently the chief investment officer for Stadion Money Management, Inc., (formerly PMFM, Inc.), a position he has held since September 2006. From 1999 to September 2006, Mr. Thompson served as the chief investment officer and chief financial analyst for Global Capital Advisors, LLC (“GCA”), an affiliate of GCA Strategic Investment Fund, Limited, where he served as a board member until September of 2006.  Mr. Thompson also served as the chief operating officer and secretary for Global Capital Management Services, Inc., the corporate general partner and managing partner of Global Capital Funding Group, LP, a licensed Small Business Investment Company (“SBIC”). Prior to joining GCA in 1999, Mr. Thompson was self-employed, managing his own small business enterprises. Mr. Thompson was the president and sole owner of Time Plus, an automated payroll accounting services firm for small to mid-sized companies. Mr. Thompson was also 50% owner and vice president, chief financial officer of AAPG, Inc., a specialty retail sporting goods firm. Mr. Thompson has since sold his interest in AAPG, Inc.

Mr. Thompson has a Bachelor of Business Administration Degree in Finance from the University of Georgia, and also holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the Bermuda Society of Financial Analysts. Mr. Thompson served as a Board member on Axtive, Inc. from May 2003 to June 2005.

Michael E. Guirlinger (Age 65) has served on our Board of Directors since August 2006. Mr. Guirlinger is currently the Managing Director of the Raleigh office for Coleman Search Consulting, a position he obtained in April 2011.  Coleman Search Consulting is a retained executive search firm with focus on Fortune 1000 firms seeking senior management officers and directors for financial services, manufacturing, distribution, aerospace, hospitality, consumer/retail and pharmaceutical.  Prior to joining Coleman Search Consulting, Mr. Guirlinger was the executive vice president of operations for Interactive Holdings, Inc. from April 2009 to March 2011.  Mr. Guirlinger previously was the senior vice president, regional sales manager for Fiserv-Wealth Management Division from May 2008 to March 2009. Mr. Guirlinger also served as chief executive officer and chief operating officer for Language Access Network from June 2006 to April 2008. Language Access Network was publicly held until its acquisition by Emergent Medical Associates in March 2008. Mr. Guirlinger served as managing director from March 2001 to May 2006 for Profit Technologies Corporation, a privately held company in Davidson, North Carolina, which offered consulting services to the financial/corporation market. He has extensive experience, as both manager and a director, in a variety of professional practices, both public and private, with a particular emphasis in the financial services industry. Mr. Guirlinger received his Bachelor of Arts from Aquinas College in 1970 and his Masters in Business Administration from Ohio State University in 1986.

Executive Officers

Set forth below is information about our executive officers, other than Mr. Parlontieri who is also a director and is discussed above.

Larry C. Cobb, Acting CFO (Age 62): Larry Cobb was engaged by Speedemissions in April 2013 as our acting CFO. Since 1994, Mr. Cobb has served and continues to serve as a contract CFO to multiple clients. During his approximate 20 year consulting career, Mr. Cobb previously served as the Company’s acting CFO from the Company’s initial public filing in 2003 through 2005.  Prior to 1994, Mr. Cobb was employed by various public and private companies in various accounting management positions, including CFO. Mr. Cobb received his Bachelor of Science in Accounting from Mississippi State University and his Master in Accountancy from Georgia State University.

Director Qualifications

The Board seeks qualified non-employee director candidates and describes the necessary experiences and skills expected of director candidates as follows:

Candidates for non-employee directors of Speedemissions should be individuals who have achieved prominence in their fields, with experience and demonstrated expertise in managing organizations, and/or, in a professional or scientific capacity, be accustomed to dealing with complex situations.

The Board seeks, through its membership, to achieve a balance of experiences important to the Company including: financial expertise; experience managing organizations; and expertise resulting from significant academic, scientific or research activities. The table below describes the particular experience, qualifications, attributes, and skills of each non-employee director nominee that led the Board to conclude that such person should serve as a director of the Company.

B.A.Thompson

    •  Leadership position as chief investment officer for Stadion Money Management
    •  Leadership position as the former chief investment officer for Global Capital Advisors, LLC, an affiliate of GCA Strategic Investment Fund, Limited.
    •  Outside board experience as a prior director of GCA Strategic Investment Fund, Limited and Axtive, Inc.
    •  Leadership position as chief operating officer and secretary for Global Capital  Funding Group, L.P., a licensed SBIC
    •  Financial expertise

M. Guirlinger

    •  Managing Director of the Raleigh office for Coleman Search Consulting
    •  Leadership position as former executive vice-president of operations of Interactive Holdings, Inc.
    •  Leadership position as former chief executive officer of Language Access Network
    •  Leadership position as former managing director of Profit Technologies Corporation
    •  Financial expertise

Director Independence

The Board has reviewed relevant relationships between each non-employee director and director nominee to determine director independence.  The Board has also evaluated whether there are any facts or circumstances that might impair a director’s independence.  Based on that review, the Board has determined that Bradley A. Thompson and Michael E. Guirlinger are independent directors because neither of these individuals have a relationship with the Company other than in his capacity as a director.  Because of his employment with Speedemissions, we have determined that Richard A. Parlontieri is not an independent director. The Company evaluated director independence under NASDAQ Rule 5605(a)(2).

Family Relationships

There are no family relationships between any of our directors and executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES NOMINATED FOR ELECTION AS DIRECTORS BY THE BOARD OF DIRECTORS.

CORPORATE GOVERNANCE

Overview

The Board of Directors and its Audit, Compensation and Nominating Committees perform a number of functions for Speedemissions and its shareholders, including:

•	Overseeing the management of the Company on your behalf, including oversight of risk management;

•	Reviewing Speedemissions’ long-term strategic plans;

•	Exercising direct decision-making authority in key areas;

•	Selecting the Chief Executive Officer (“CEO”) and evaluating the CEO’s performance; and,

•	Reviewing development and compensation plans for Speedemissions’ top executives;

•	Nominating replacement Board members for the shareholders to vote on at the annual meeting.

All Speedemissions’ directors stand for election at the annual meeting.  Employee directors resign from the Board when they are no longer employed by Speedemissions.

Risk Oversight

Responsibility for risk oversight rests with the full Board of Directors. The Audit Committee and the Compensation Committee assist the Board with this responsibility.

•	The Board as a whole oversees risks associated with corporate governance, including Board structure and director succession planning;

•
The Audit Committee oversees risks associated with financial and accounting matters, including compliance with legal and regulatory requirements, and the Company’s financial reporting and internal control systems.

•
The Compensation Committee helps ensure that the Company’s compensation policies and practices support the retention and development of executive talent with the experience required to manage risks inherent to the business and do not encourage or reward risk-taking by our executives.

•	The Board as a whole oversees risks associated with financial policies and strategies, and capital structure.

Board Leadership Structure

The Board believes the interests of all shareholders are best served at the present time through its collective leadership with no single Board member holding the title of Chairman.

The current CEO/President possesses an in-depth knowledge of the Company, its operations and the emissions testing and safety inspection industry.  His 45 years of successful experience in progressively more senior positions, including CEO responsibilities at another company provide the Company with experienced leadership.

The Board believes that his experience and knowledge of the Company’s industry put the CEO in the best position to provide leadership for the Board as it considers strategy and as it exercises its fiduciary responsibilities to the Company’s shareholders.

Further, the Board has demonstrated its commitment and ability to provide independent oversight of management.
The Board is comprised entirely of independent directors, except for the CEO.  All of the Audit, Compensation and Nominating Committee members are independent, except for the CEO who serves on the Compensation Committee. Each independent director has access to the CEO and other Company executives on request, may call meetings of the independent directors, and may request agenda topics to be added or examined in greater detail at meetings of the full Board or an appropriate Board committee.

The Board does not have a policy regarding director attendance at annual meetings of the shareholders, although all three members of the Board attended the Company’s 2012 annual meeting.

Board Meetings and Committees

During the fiscal year ended December 31, 2012, the Board of Directors held five meetings. Each of our directors attended at least 75 % of the meetings of the Board of Directors and the committees of the Board on which he served during 2012. We currently have three standing committees of the Board of Directors: the Nominating Committee, the Compensation Committee, and the Audit Committee, which are described below.

Nominating Committee

The Nominating Committee is responsible for the identification of qualified candidates to become members of the Board of Directors; the selection of nominees for election as directors at annual shareholders meetings; the selection of candidates to fill Board vacancies; and oversight of the evaluation of the Board and management. The Nominating Committee consists of two directors.   Michael Guirlinger  serves as the chairman of the Nominating Committee. Mr. Parlontieri serves on the Nominating Committee which met one time in 2012. The Nominating Committee charter may be found on the Company's website at: http://www.speedemissionsinc.com/investors.php.

The Nominating Committee is responsible for reviewing with the Board of Directors, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating Committee, in recommending candidates for election or appointment, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, take into account many factors, including relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including experience that could qualify a director as a “financial expert” as that up term is defined by the rules of the SEC), and familiarity with the Company's  business and industry. Each candidate nominee must also possess fundamental qualities of intelligence, honesty, good judgment, high ethics and standards of integrity, fairness and responsibility. The brief biographical description of each nominee set forth above under “Director Qualifications” and includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of the Board of Directors at this time. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of experience in these various areas. We do not have a formal diversity policy pertaining to the selection of directors, although the Nominating Committee specifically takes into account the importance of diversity of background and perspective among Board members.

In recommending candidates for election to the Board of Directors, the Nomination Committee considers nominees recommended by directors, officers, employees, shareholders and others, using the same criteria to evaluate all candidates. Our Bylaws do not have specific procedures for shareholder nominations of directors. Shareholders who wish to nominate directors at an annual meeting of the shareholders must contact Richard A. Parlontieri, Chief Executive Officer, at 1015 Tyrone Road, Suite 220, Tyrone, Georgia 30290, telephone (770) 306-7667, by December 31 in the year preceding the annual meeting. The shareholder must provide Mr. Parlontieri with the name, address and resume, and any other information requested by the Board of Directors, of his or her nominee for director.  The Nomination Committee will review each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Nomination Committee would recommend the candidate for consideration by the full Board of Directors. The Nomination Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

Compensation Committee

The Compensation Committee assists the Board in carrying out its responsibilities relating to the compensation of the Company’s executives. Our Compensation Committee consists of  two directors. In 2012, Mr. Guirlinger served as chairman of the Compensation Committee and Mr. Parlontieri also served on the Compensation Committee.  The Compensation Committee is also charged with approving incentive compensation plans for management. Mr. Parlontieri, our President and Chief Executive Officer, makes recommendations to the Compensation Committee regarding the structure of compensation packages and discusses such recommendations with the committee. Mr. Parlontieri recuses himself from decisions regarding his own compensation. The Compensation Committee met one time in 2012.  The Compensation Committee charter may be found on the Company's website under Investors at:  http://www.speedemissionsinc.com/investors.php.

Audit Committee

The Audit Committee is responsible for assisting the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices and financial statements of the Company and the independence, qualifications and performance of the Company’s independent registered public accounting firm.  The Audit Committee is directly responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm and reviewing and approving in advance audit engagement fees and all permitted non-audit services and fees.

In 2012, we had three members on the Audit Committee: Mr. Thompson, who served as chairman, Dr. Childs  and Mr. Guirlinger (who joined in April 2011). The Audit Committee also prepared the report, included elsewhere in this proxy statement, required by the rules of the SEC to be included in our annual proxy statement. The Audit Committee met 4 times during 2012 and adopted its charter in August 2012.  The Audit Committee charter may be found on the Company's website under Investors at: http://www.speedemissionsinc.com/investors.php.

Our Board of Directors has determined that Mr. Thompson, based upon his education and extensive experience in accounting, is an “audit committee financial expert” within the meaning of the rules of the SEC. No member of the Audit Committee is presently serving on the audit committee of another company.

PROPOSAL TWO

NON-BINDING, ADVISORY VOTE ON COMPENSATION OF
OUR NAMED EXECUTIVE OFFICER

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our shareholders to vote to approve, on a non-binding basis, the compensation of Speedemissions’ named executive officer.  Accordingly, we are asking you to approve the compensation of our named executive officer as described under “Executive Compensation” and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this proxy statement.

Speedemissions seeks to align the interests of our named executive officer with the interests of our shareholders.  Therefore, our compensation programs are designed to reward our named executive officer for the achievement of strategic and operational goals and the achievement of increased shareholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.  We believe that our compensation policies and procedures are competitive and focused on performance and are aligned with the long-term interest of our shareholders.

The proposal described below, commonly known as a “Say-on-Pay” proposal, gives you as a shareholder the opportunity to express your views regarding the compensation of the named executive officer by voting to approve or not approve such compensation as described in this proxy statement. This vote is advisory and will not be binding upon Speedemissions, the Board of Directors, or the Compensation Committee. However, Speedemissions, the Board, and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officer, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

THE BOARD OF DIRECTORS BELIEVES OUR COMPENSATION POLICIES AND PROCEDURES ACHIEVE THIS OBJECTIVE, AND THEREFORE RECOMMEND SHAREHOLDERS VOTE FOR THE PROPOSAL THROUGH THE FOLLOWING RESOLUTION:

“RESOLVED, that the compensation paid to Speedemissions’ named executive officer, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in the Proxy Statement, is hereby APPROVED.”

The vote required to approve the Say-on-Pay proposal is the affirmative vote of the holders of a majority of Speedemissions' shares required to constitute a quorum.  Each holder of common stock is entitled to one vote for each share held.  Each holder of Series A Convertible Preferred Stock is entitled to 833.33 votes for each share held, representing a total of 4,277,500 votes.

PROPOSAL THREE

ADVISORY, NON-BINDING VOTE ON THE FREQUENCY OF APPROVAL OF
THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act requires that Speedemissions provide shareholders with the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently Speedemissions should conduct an advisory Say-on-Pay vote. Shareholders may indicate whether they would prefer that Speedemissions conduct future Say-on-Pay votes every year, every two years, or every three years. Shareholders also may abstain from casting a vote on this proposal.

The Board of Directors has determined that a Say-on-Pay vote that occurs once every three years is the most appropriate alternative for Speedemissions and, therefore, the board recommends that you vote in favor of conducting a Say-on-Pay vote every three years. The Board believes that a Say-on-Pay vote occurring every three years will provide our shareholders with sufficient time to evaluate the effectiveness of Speedemissions’ overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding an over-emphasis on short term variations in compensation and business results. A Say-on-Pay vote occurring every three years will also permit shareholders to observe and evaluate the effect of any changes to our executive compensation policies and practices that have occurred since the last advisory vote on executive compensation.

This vote is advisory, which means that it is not binding on Speedemissions, the Board of Directors, or the Compensation Committee. Speedemissions recognizes that the shareholders may have different views as to the best approach and looks forward to hearing from the shareholders as to their preferences on the frequency of the Say-on-Pay vote. The Board of Directors and the Compensation Committee will carefully review the outcome of the Say-on-Frequency vote; however, when considering the frequency of future Say-on-Pay votes, the Board of Directors may decide that it is in Speedemissions’ and the shareholders’ long-term best interest to hold a Say-on-Pay vote more or less frequently than the frequency receiving the most votes cast by our shareholders.

The proxy card provides shareholders with the opportunity to choose among four options (holding the Say-on-Pay vote every year, every two years, or every three years, or abstain from voting). Shareholders are not being asked to approve or disapprove the recommendation of the Board of Directors. If a quorum is present, the frequency of the advisory vote on the non-binding resolution to approve the compensation of our named executive officers receiving the greatest number of votes (either every three years, every two years, or every year) will be the frequency that our shareholders recommend.  Abstentions, broker non-votes, and the failure to return a signed proxy will have no effect on the outcome of the votes on this matter.

THE BOARD RECOMMENDS YOU VOTE FOR THE PREFERRED FREQUENCY OF FUTURE SAY-ON-PAY PROPOSALS TO BE EVERY THREE YEARS.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed Habif, Arogeti & Wynne, LLP to audit the consolidated financial statements of Speedemissions for the fiscal year ending December 31, 2013, and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment. The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the 2012 annual meeting is required to ratify the appointment of Habif, Arogeti & Wynne, LLP as Speedemissions’ independent auditors for the fiscal year ending December 31, 2013.

Habif, Arogeti & Wynne, LLP was engaged as independent public accountants of Speedemissions for 2011 and 2012. Representatives from Habif, Arogeti & Wynne, LLP will be present at the annual meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The table below sets forth the aggregate fees billed to Speedemissions for audit, audit-related, tax and other services provided by Habif, Arogeti & Wynne, LLP to Speedemissions during 2012 and 2011.

	2012	2011
Audit fees (1)	73,000	$79,000
Audit-related fees
Tax fees (2)		8,000
All other fees		—

Total	$73,000	$87,000

(1)	Fees for audit services billed in 2012 and 2011 consisted of:

•	Audit of Speedemissions’ annual financial statements;
•	Review of Speedemissions’ quarterly financial statements; and
•	Consents and other services related to SEC matters.

(2)	Fees for tax services billed in 2012 and 2011 consisted of:

•	Federal tax return compliance assistance;
•	State tax return compliance assistance.

All of the fees described above for the fiscal years ended December 31, 2012 and 2011 were either approved in advance, or subsequently ratified, by the Audit Committee. All fees paid to Habif, Arogeti & Wynne, LLP in 2012 and 2011 which required the pre-approval of the Audit Committee were approved in accordance with our pre-approval policies and procedures described below.

Pre-Approval Policies and Procedures

Audit and Non-Audit Services Pre-Approval Policy. Under the Sarbanes-Oxley Act of 2002, the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from Speedemissions. To implement these provisions of the Sarbanes-Oxley Act of 2002, the SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client and governing the Audit Committee’s administration of the engagement of the independent auditor.

Audit Services. Audit services in the annual audit engagement include the annual financial statement audit (including required quarterly reviews) and other procedures required to be performed by the independent auditor in order for the independent auditor to form an opinion on Speedemissions’ consolidated financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control and consultations relating to the annual audit or quarterly review. In addition to the audit services included in the annual audit engagement, the Audit Committee may approve other audit services. Other audit services are those services that only the independent auditor can reasonably provide and include statutory audits or financial audits for our subsidiaries or affiliates and services associated with SEC registration statements, periodic reports and other documents we file with the SEC or other documents issued in connection with a securities offering.

Audit-Related Services. Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements or that are traditionally performed by the independent auditor. The Audit Committee may grant pre-approval to audit-related services if the provision of audit-related services does not impair the independence of the auditor and is consistent with SEC rules on auditor independence. Audit-related services include consultations relating to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rule-making authorities, and assistance with internal control reporting requirements.

Tax Services. Our Audit Committee believes that the independent auditor can provide tax services to Speedemissions such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. The Audit Committee may grant pre-approval to those tax services that the Audit Committee believes would not impair the independence of the auditor and are consistent with SEC rules on auditor independence.

Other Non-Audit Services. Our Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that certain types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant pre-approval for those permissible non-audit services that it believes are routine and recurring services, would not impair the independence of the auditor, and are consistent with the SEC’s rules on auditor independence. Our Audit Committee may not pre-approve any of SEC’s prohibited non-audit services.

Pre-Approval Procedures.

Annual Audit Engagement. Our Audit Committee approves the appointment of the independent auditor of Speedemissions and pre-approves the services to be provided in connection with the preparation or issuance of the annual audit report or related work. The annual audit services are set forth in an engagement letter prepared by the independent auditor which is submitted to the Audit Committee for approval. The independent auditors report directly to the Audit Committee. Audit services within the scope of the engagement letter are deemed to have been pre-approved by our Audit Committee.

Pre-Approval of Other Audit and Non-Audit Services. Other audit services, audit-related services, tax services, and other non-audit services may be pre-approved by our Audit Committee either on a specific case-by-case basis as services are needed or on a pre-approval basis for services that are expected to be needed. Our management may submit requests for pre-approval of eligible services by the independent auditor from time to time to our Audit Committee. The request for approval must be sufficiently detailed as to the particular services to be provided so that the Audit Committee knows precisely what services it is being asked to pre-approve and so that it can make a well reasoned assessment of the impact of the service on the auditor’s independence. Budgeted amounts or fee levels for services to be provided by the independent auditor must be submitted with the request for pre-approval. Our Audit Committee will be informed of the services rendered by the independent auditor. Management will immediately report to the chairman of the Audit Committee any services that are not in compliance with the pre-approval policy that comes to the attention of any member of management.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF HABIF, AROGETI, & WYNNE, LLP AS INDEPENDENT AUDITORS OF SPEEDEMISSIONS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is currently comprised of two directors, Michael E. Guirlinger and Bradley A. Thompson, who serves as its chairman. The Company’s management is responsible for the preparation, presentation and integrity of Speedemissions’ financial statements, accounting and financial reporting principles in compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of Speedemissions’ financial statements in accordance with generally acceptable auditing standards and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee is directly responsible in its capacity as a committee of the Board for the appointment, compensation and oversight of the work of the independent auditor. The independent auditor reports directly to the Audit Committee.

In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and with Habif, Arogeti & Wynne, LLP, our independent auditors. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards (“SAS”) No. 61 (AICPA, Professional Standards, Vol. 1, AU Section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T).

The Audit Committee has received the written disclosures and the letter from Habif, Arogeti & Wynne, LLP, required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed the disclosures with Habif, Arogeti & Wynne, LLP.

All non-audit services performed by the independent auditors must be specifically pre-approved by the Audit Committee or a member thereof. The Audit Committee approved the non-audit services rendered by our independent auditors during the most recent fiscal year as required by Section 10A(i) of the Exchange Act and Rule 2.01(c)(7) of Regulation S-X and considered whether the approved non-audit services are compatible with maintaining the independence of such auditors. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Therefore, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of Speedemissions for 2012 be included in its Annual Report on Form 10-K for the year ended December 31, 2012, prior to the filing of such report with the SEC.

Audit Committee:
Bradley A. Thompson, Chairman
Michael E. Guirlinger

May 6, 2013

BENEFICIAL OWNERSHIP OF OUR STOCK

Common Stock

The following table shows the amount of common stock owned by the directors and our named executive officer, all executive officers and directors as a group, and the owners of more than 5% of the outstanding common stock, based on our review of ownership reports filed with the SEC, as of April 18, 2013. The mailing address for each beneficial owner without a listed address below is in care of Speedemissions, Inc., 1015 Tyrone Road, Suite 220, Tyrone, GA 30290.

Name and address	Number of Shares Owned		Right To Acquire		Percentage of Beneficial Ownership (1)
GCA Strategic Investment Fund, Limited. (2) c/o Prime Management Ltd Mechanics Bldg 12 Church St. HM11 Hamilton, Bermuda HM 11	7,317,062		3,103,33	(3)	26.7%
Global Capital Funding Group, L.P. (4) 106 Colony Park Drive, Suite 900 Cumming, GA 30040	62,299		1,174,167	(5)	3.2%
			—

Richard A. Parlontieri, President, CEO (6)	4,638,444	(7)			13.4%
Bradley A. Thompson (6)	289,350				0.8%
Michael E. Guirlinger (6)	492,500				1.4%

All directors and executive officers as a group (3 persons)	5,420,294				15.6%

(1)
For each individual or entity, this percentage is determined by assuming the named person or entity exercises all options and warrants the person or entity has the right to acquire within 60 days, but that no other persons or entities exercise any options or warrants. For the directors and executive officers as a group, this percentage is determined by assuming that each director and executive officer exercises all options and warrants which he or she has the right to acquire within 60 days, but that no other persons or entities exercise any options or warrants. The calculations are based on 34,688,166 shares of common stock outstanding as of April 18, 2013.

(2)
Global Capital Advisors, LLC (“Global”), the investment advisor to GCA Strategic Investment Fund, Limited (“GCA”), has sole investment and voting control over shares held by GCA. Mr. Lewis Lester is the sole voting member of Global.

(3)	Includes 3,103,333 shares of common stock which may be acquired upon conversion of 3,724 shares of Series A Convertible Preferred Stock.

(4)
Global, the investment advisor to Global Capital Funding Group, L.P. (“Global Capital”), has sole investment and voting control over shares held by Global Capital. Mr. Lewis Lester is the sole voting member of Global.

(5)	Includes 1,174,167 shares of common stock which may be acquired upon conversion of 1,409 shares of Series A Convertible Preferred Stock.

(6)	Indicates a director of Speedemissions. Address is 1015 Tyrone Rd, Suite 220, Tyrone, GA 30290.

(7)
Includes 103,742 shares of common stock owned of record by Calabria Advisors, LLC, an entity controlled by Mr. Parlontieri. Also includes shares held in common with Mr. Parlontieri’s spouse, Dianna Parlontieri.

Series A Convertible Preferred Stock

The following table shows the amount of our Series A Convertible Preferred Stock owned by owners of more than 5% of the outstanding Series A Convertible Preferred Stock, as of April 18, 2013.

Title of Class	Name	Number of Shares Owned	Percentage of Ownership of Class
Series A Convertible Preferred Stock	GCA Strategic Investment Fund, Limited (1) c/o Prime Management Ltd Mechanics Bldg 12 Church St. HM11 Hamilton, Bermuda HM 11	3,724	72.5%
Series A Convertible Preferred Stock	Global Capital Funding Group, LP 106 Colony Park Drive, Suite 900 Cumming, GA 30040	1,409	27.5%

(1)	Global, the investment advisor to GCA, has sole investment and voting control over shares held by GCA. Mr. Lewis Lester is the sole voting member of Global.

(2)	Global, the investment advisor to Global Capital, has sole investment and voting control over shares held by Global Capital. Mr. Lewis Lester is the sole voting member of Global.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation we paid for the years ended December 31, 2012 and 2011 to Richard A. Parlontieri, our President and CEO (the “named executive officer”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Richard A. Parlontieri, President and CEO (1)	2012 2011	227,115 231,620	0 0	0 0	6,600 (1) 41,785 (2)	233,715 273,405

(1)
Management and directors of Speedemissions did not receive additional compensation, whether cash, stock or otherwise, in their capacity as directors. Therefore, the amounts set forth in the “All Other Compensation” column disclosed for Mr. Parlontieri, who also serves as a director, reflects compensation received by him, except for the value of an automobile allowance and miscellaneous club membership.

(2)
Includes $14,616 for taxable term life insurance policy premiums where the Company is not the beneficiary; $7,021 in federal and state tax gross ups; $12,000 in compensation as a director of the Company; $6,600 for automobile allowance and miscellaneous club membership fees of $1,548.

Named Executive Officer Employment Agreement

Effective September 15, 2003, we entered into a rolling three-year employment agreement with Mr. Parlontieri. This employment agreement was amended on December 19, 2003. Under the terms of the agreement, Mr. Parlontieri receives a minimum salary adjustment of 3% per year, plus an automobile and expense allowance, and is eligible for an annual bonus. Mr. Parlontieri agreed to forgo the minimum salary adjustment for 2011, 2012 and 2013.  In fact, Mr. Parlontieri’s base salary decreased 2% in 2012 from 2011. In addition, Mr. Parlontieri is owed approximately $34,000 by the Company for reimbursement for business-related travel expenses. The agreement may be terminated by us for cause, in which case Mr. Parlontieri would not be entitled to severance compensation, or without cause, in which case Mr. Parlontieri would be entitled to the balance of his salary due under the agreement, plus other compensation earned through the date of termination. If Mr. Parlontieri’s employment terminates due to a change of control of our Company, Mr. Parlontieri is entitled to receive $695,250, which is his base salary multiplied by three.

OUTSTANDING EQUITY AWARDS AT 2012 FISCAL YEAR-END

On April 11, 2011, the Compensation Committee and Board of Directors authorized a stock option exchange program allowing the Company’s employees and directors to surrender each of their stock options to the Company in exchange for restricted shares of the Company’s common stock in order to provide more adequate compensation and performance incentives to the employees and directors and to further align the interests of the employees, directors and shareholders.  Richard A. Parlontieri surrendered all of his 3,369,000 options and received 3,369,000 shares of restricted stock that vested immediately.  Michael S. Shanahan, the Company’s former CFO, surrendered all of his 770,000 options and received 770,000 shares of restricted stock that vested immediately. Accordingly, there were no outstanding equity awards as of December 31, 2012.

The Company does not maintain a pension plan or nonqualified deferred compensation plans for its executive officers.

DIRECTOR COMPENSATION

Our director compensation program is structured to enable us to:

•	Attract and retain qualified non-employee directors by providing total compensation that is competitive with other companies our size; and

•	Align director’s interests with shareholders’ interests by including equity as a significant portion of each non-employee director’s compensation package.

In setting director compensation, we consider compensation offered to directors by other companies our size, the amount of time that our directors spend providing services to us, our financial position, and the experience, skill and expertise that our directors have. Directors who are employees of Speedemissions receive the same director compensation for their service as the other directors. Due to the size of the Company and the lack of a specific peer group of companies against which we could benchmark, the Compensation Committee does not use an outside consultant to provide advice on the directors’ compensation at this time.

2012 Director Compensation

No compensation was paid to our directors in 2012.  The Board of Directors agreed to suspend payment of the $1,000 per month compensation, effective January 1, 2012, until such time as the compensation is reinstated by the Board of Directors.  The Company reimburses our directors for reasonable out-of-pocket expenses incurred in attending our annual shareholder meeting. Directors are eligible to receive annual equity awards as determined by the Compensation Committee. The Company did not grant stock options to directors in 2011 or 2012.

Certain Relationships and Related Transactions

The Company did not enter into any material related party transactions during the twelve months ended December 31, 2012.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Such directors, executive officers and greater than 10% beneficial shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Policies on Reporting of Concerns Regarding Accounting and Other Matters and on Communicating with Directors

We have adopted policies on reporting of concerns regarding accounting and other matters and on communicating with our directors. Any person, whether or not an employee, who has a concern about the conduct of Speedemissions or any of our people, including with respect to our accounting, internal accounting controls or auditing issues, may, in a confidential or anonymous manner, communicate that concern to the members of the Audit Committee by mail or telephone at the address and number of the headquarters of Speedemissions. In addition, any person may communicate directly with our directors by mail or telephone at the address and number of the headquarters of Speedemissions.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

We have no present knowledge of any other matters to be presented at the annual meeting. If any other matters should properly come before the annual meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

PROPOSALS OF SHAREHOLDERS

Shareholder Nominations for Directors

Our Bylaws do not have specific procedures for shareholder nominations of directors. Shareholders who wish to nominate directors at an annual meeting of the shareholders must contact Richard A. Parlontieri, Chief Executive Officer, at 1015 Tyrone Road, Suite 220, Tyrone, Georgia 30290, telephone (770) 306-7667, by December 31 in the year preceding the annual meeting. The shareholder must provide Mr. Parlontieri with the name, address and resume, and any other information requested by the Board of Directors, of his or her nominee for director.

Shareholder Proposals for our 2014 Annual Meeting

If shareholders wish a proposal to be included in the Company’s proxy statement and form of proxy relating to the 2014 annual shareholders meeting, they must deliver a written copy of their proposal to our Chief Executive Officer, Richard A. Parlontieri no later than January 6, 2014.  To ensure prompt receipt by the Company, the proposal should be sent certified mail, return receipt requested.

OTHER MATTERS

Important Notice Regarding Delivery of Shareholder Documents

We have sent a notice to certain street name shareholders of common stock or Series A Convertible Preferred Stock who share a single address, indicating that only one copy of the Notice of Internet Availability of Proxy Materials is being sent to that address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” reduces our printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate copy of the Notice of Internet Availability of Proxy Materials, he or she may contact Richard A. Parlontieri at 1015 Tyrone Road, Suite 220, Tyrone, Georgia 30290, telephone (770) 306-7667. Any such shareholder may also contact Mr. Parlontieri at (770) 306-7667, if he or she would like to receive separate proxy statements in the future. If you are receiving multiple copies of the Notice of Internet Availability of Proxy Materials, you may request householding in the future by contacting Mr. Parlontieri at (770) 306-7667.

Incorporation by Reference

To the extent that this proxy statement is incorporated by reference into any other filing by Speedemissions under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of this proxy statement titled “Report of the Audit Committee” (to the extent permitted by the rules of the SEC), as well as the exhibits to this proxy statement, will not be deemed incorporated, unless specifically provided otherwise in such filing.

Communication with the Board of Directors

The Board of Directors maintains a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors or any individual director must mail a communication addressed to the Board or the individual director to the Board of Directors, c/o Speedemissions, Inc., 1015 Tyrone Rd, Suite 220, Tyrone, GA  30290.  Any such communication must state the number of shares of common stock or Series A Convertible Preferred Stock beneficially owned by the shareholder making the communication. All such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication.

REVOCABLE PROXY
SPEEDEMISSIONS, INC.

  PROXY SOLICITED ON BEHALF OF YOUR BOARD OF DIRECTORS
  FOR THE ANNUAL MEETING OF SHAREHOLDERS
  TO BE HELD ON JUNE 17, 2013

The Shareholder executing this Proxy appoints Richard A. Parlontieri and Larry Cobb, and each of them, each with full power to appoint his or her substitute, attorneys and proxies to represent the Shareholder and to vote and act with respect to all shares of common stock of Speedemissions, Inc. ("Speedemissions") that the Shareholder would be entitled to vote on all matters which come before the Annual Meeting of Shareholders of Speedemissions referred to above (the "Annual Meeting") and at any adjournment(s) or postponement(s) of the Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SPEEDEMISSIONS, INC. IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF SPEEDEMISSIONS COMMON STOCK AND SERIES A CONVERTIBLE PREFERRED STOCK, IF APPLICABLE, REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL NOMINEES LISTED HEREIN, FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER AS DESCRIBED IN THE PROXY STATEMENT (THIS IS A NON-BINDING, ADVISORY VOTE), FOR THE NONBINDING RESOLUTION TO APPROVE THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION VOTES TO BE HELD VERY THREE YEARS, AND FORTHE RATIFICATION OF HABIF, AROGETI & WYNNE, LLP AS THE INDEPENDENT AUDITORS OF SPEEDEMISSIONS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013. THE SHARES OF SPEEDEMISSIONS COMMON STOCK AND SERIES A CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

ADDRESS CHANGE/COMMENTS (Mark the corresponding box on the reverse side.)
(Continued and to be signed on reverse side.)
▲ PLEASE DETACH PROXY CARD HERE  ▲

1.	ELECTION OF THREE (3) DIRECTORS, each to serve until his successor is duly elected and qualified: 01. Richard A. Parlontieri 02. Bradley A. Thompson 03. Michael E. Guirlinger	FOR all nominees listed herein (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for all nominees listed herein ☐

NOTE: to withhold authority to vote for any  individual nominee strike a line through the  nominee's name in the list above.

2.	Approval of the compensation of Speedemissions’ named executive officer as described in the proxy statement (this is a non-binding vote) (“Say-on-Pay”)

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approval of a non-binding resolution to determine whether shareholders should vote on Say-on-Pay proposals every one, two, or three years.

1 YR ☐	2 YRS ☐	3 YRS ☐	ABSTAIN ☐

4.	Ratification of Habif, Arogeti & Wynne, LLP as independent auditors of Speedemissions for fiscal year ending December 31, 2013

FOR ☐	AGAINST ☐	ABSTAIN ☐

MARK HERE FOR ADDRESS CHANGE OR COMMENTS SEE REVERSE SIDE	☐

Signature

Signature (if held jointly)

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE.

▲ PLEASE DETACH PROXY CARD HERE  ▲